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                                                                   Exhibit 10.13



                             AMENDMENT NUMBER THREE
                                  TO THE LEASE
                          BETWEEN A.C. NIELSEN COMPANY
                                  AS LANDLORD
                       AND AMERITRADE HOLDING CORPORATION
                          FORMERLY TRANSTERRA COMPANY
                                   AS TENANT

                            COVERING THE PREMISES AT
                                 10202 F STREET
                                   OMAHA, NE


     THIS AMENDMENT is made this 29th day of December, 1998, between A.C. Nielsen Company, a Delaware corporation having offices at 150 North Martingale Road, Schaumburg, Illinois 60173 (the "Landlord"), and AmeriTrade Holding Corporation, a Delaware corporation having an office at 4211 South 102 Street, Omaha, Nebraska 68127 (the "Tenant").

     WHEREAS:

     A. Landlord and TransTerra Company entered into Lease dated October 5, 1995 (the "Original Lease") whereby TransTerra Company leased certain premises in the Landlord's building located at 10202 F Street, Omaha, Nebraska as therein more particularly described;

     B. The Original Lease was modified by that certain Amendment Number One dated August 23, 1996 ("Amendment No. 1") increasing the number of rentable square feet in the said leased premises to 7,753 square feet (collectively, the "Premises");

     C. Effective 9-27-96, TransTerra Company reincorporated in the State of Delaware and changed its name to AmeriTrade Holding Corporation;

     D. The Original Lease was further modified by that certain Amendment Number Two dated October 6, 1997 ("Amendment No. 2" and together with the Original Lease and Amendment No. 1, collectively hereinafter called the "Lease").

     E. Landlord and Tenant wish to amend the Lease in accordance with the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. This Amendment shall become effective as of November 1, 1998 (the "Effective Date").
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     2.  This Amendment is hereby deemed and agreed to render null and void all the terms, conditions and agreements set forth in that certain Letter of Agreement dated October 3, 1997 ("Letter Agreement").

     3. Section 1.b.(1) of the Original Lease and Section 1 of Amendment No. 2 are hereby deleted and substituted therefor is the following:

              "The term of this Lease (the "Lease Term") shall commence on December 1, 1995, or at such date as the premises are substantially complete, whichever is earlier (the "Commencement Date")."

     4. Section 1.b.(2) of the Original Lease and Section 2 of Amendment No. 2 are hereby deleted and substituted therefor is the following:

              "The Lease Term shall end on November 30, 2001, or such earlier date as this Lease may terminate as provided herein (the "Expiration Date").

     5. As of the Effective Date, Section 2.a. of the Original Lease, Article I of Amendment No. 1 and Section 3 of Amendment No. 2 are hereby deleted and substituted therefor is the following:

              "Except as modified by Section c, of this Article 2, beginning on November 1, 1998, until October 31, 1999, Tenant shall pay Landlord rent (the "Base Rent") at the annual rate of One Hundred and Eight Thousand Five Hundred Dollars ($108,500.00), payable in equal monthly installments of Nine Thousand Forty-One Dollars and 66/100 cents ($9,041.66), in advance on the first day of each calendar month during this period, at Landlord's address set forth above, or at such other address as Landlord may specify by written notice to Tenant from time to time. This rental is based on an annual rental rate of Thirteen Dollars and 99/100 cents ($13.99) per rentable square foot.

              Thereafter, beginning November 1, 1999, until October 31, 2000, Tenant shall pay Landlord a Base Rent at the annual rate of One Hundred Twelve Thousand Eight Hundred Forty Dollars ($112,840.00), payable in equal monthly installments of Nine Thousand Four Hundred Three Dollars and 33/100 cents ($9,403.33), in advance on the first day of each calendar month during this period, at Landlord's address set forth above, or at such other address as Landlord may specify by written notice to Tenant from time to time. This rental is based on an annual rental rate of Fourteen Dollars and 55/100 cents ($14.55) per rentable square foot.

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              Thereafter, beginning November 1, 2000, until the Expiration Date,
              Tenant shall pay Landlord a Base Rent at the annual rate of One Hundred Seventeen Thousand Three Hundred Fifty-Three Dollars and 60/100 cents ($117,353.60), payable in equal monthly installments of Nine Thousand Seven Hundred Seventy-Nine Dollars and 46/100 cents ($9,779.46), in advance on the first day of each calendar month during the balance of the Lease Term, at Landlord's address set forth above, or at such other address as Landlord may specify by written notice to Tenant from time to time. This rental is based on an annual rental rate of Fifteen Dollars and 13/100 cents ($15.13) per rentable square foot."

     6. As of the Effective Date, Section 3a.(2) of the Original Lease is hereby deleted and substituted therefor is the following:

              "(2) "Base Year for Operating Expenses" - the period from January 1, 1998 to December 31, 1998."

     7. As of the Effective Date, Section 3a.(3) of the Original Lease is deleted and substituted therefor is the following:

              "(3) "Base Year for Taxes" - The period from January 1, 1998 to December 31, 1998.

     8. Section 3a.(6) of the Original Lease, Operating Expenses, is revised as follows:

              The words "reasonable and competitive" in line 1 are hereby deleted and the word "actual" is inserted in lieu thereof.

     9. Section 3d.(2) of the Original Lease, Landlord's Statements, is revised as follows:

              The Words "Base Year for Operating Expenses" in line 1 are hereby deleted and the words "Comparison Year" are inserted in lieu thereof.

     10. Section 3d. (2)(i) of the Original Lease, Landlord's Statements, is revised as follows:

              The word "such" in line 1 is hereby deleted and the word "the" is inserted in lieu thereof and the words "for Operating Expenses" are inserted after the words "Base Year" at the end of line 1.

     11. Tenant acknowledges and agrees that Landlord has completed all Landlord's Work specified in Section 4b. of the Original Lease.

     12. Section 12 of the Original Lease, Surrender, is revised as follows:

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         The following words are inserted in line 7 thereof after the words
         "upon termination of this Lease."

              "Notwithstanding the foregoing, at the Landlord's option, the Tenant at its expense, shall remove any alterations or improvements made subsequent to the completion of the work identified on Exhibit C upon termination of this Lease and repair any damage caused by removal or pay Landlord the cost of repair prior to vacating the Premises. The Landlord shall give Tenant notice of such requirement to remove at the time Landlord consents to same. If any alterations or improvements are made without Landlord's consent in violation of Section 11 hereof, Landlord, among other things, may require Tenant, at its expense, to remove same at the end of the Lease Term and repair any damage etc., occasioned by such removal."


     13. Section 26 of the Original Lease and Section 4 of Amendment No. 2 are hereby deleted in their entirety and substituted therefor is the following:

         "26. CONDITIONAL OPTION TO RENEW
              ---------------------------

         a. At Landlord's sole option, Tenant may have the right to extend the term of this Lease for one (1) year beyond the Expiration Date (the "Renewal Term"), subject to the provisions of this Article 26. Tenant must send Landlord notice no later than June 1, 2001, of Tenant's desire to so extend the term. If Landlord is in agreement that Tenant may extend the term, Landlord, within thirty (30) days after receipt of Tenant's notice, shall send Tenant a written notice (the "Rent Notice") stating the rent for the Renewal Term. If Landlord does not send a Rent Notice or elects not to extend the Lease for the Renewal Term, this conditional option shall be deemed null and void and of no further force or effect. If Landlord elects to send a Rent Notice, the rent stated shall be Landlord's estimate of the fair market rental value of the Premises for the Renewal Term, but shall in no event be less than the rent in effect just prior to commencement of the Renewal Term. Tenant shall have ten
            (10) days after receipt of Landlord's Rent Notice to give Landlord further written notice accepting or rejecting the rent. If Tenant rejects the rent, this conditional extension option shall be deemed null and void and of no further force or effect. If Tenant accepts the rent, the extension of this Lease shall be deemed effective on all the same terms and conditions as are herein set forth, except at the rent stated in the Rent Notice and without any further right of renewal.

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             b. Tenant's rights under this Article 26 shall be subject to
                Tenant not being in default at the time it exercises any conditional option or at the commencement of the Renewal Term.

             c. TIME IS OF THE ESSENCE with regard to each party's obligation, if any, to deliver notices within the time stated pursuant to Section 26a above."

     14. Upon execution of this Amendment, Tenant shall reimburse Landlord for all of Landlord's reasonable legal costs and expenses incurred in connection with this Agreement.

     15. This Amendment:

         (a) Constitutes an amendment to the Lease;

         (b) is hereby deemed and agreed to form part of the Lease;

         (c) is subject to all terms and conditions of the Lease, except to the extent that the Lease is specifically amended hereby.



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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ____ day of December, 1998.



Witness:                                ______________________________________
                                        LANDLORD


________________________                By:___________________________________

                                        Name:_________________________________

                                        Title:________________________________




Witness:                                Ameritrade Holding Corporation
                                        --------------------------------------
                                        TENANT


/s/ Joan F. Kost                        By: /s/ SUSAN M. HOHMAN
                                           -----------------------------------

                                        Name:  Susan M. Hohman
                                             ---------------------------------

                                        Title: VP, Infrastructure & Facilities
                                              --------------------------------



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STATE OF                )
                        ) ss:
COUNTY OF               )



     On this the _______ day of ______________ 1998, before me, the undersigned officer, personally appeared ___________________________, who acknowledged himself/herself to be _______________________________ of A.C. NIELSEN COMPANY, a Delaware corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained and acknowledged the same to be his/her free act and deed and as such officer, the free act and deed of said corporation.

     IN WITNESS WHEREOF, I hereunto set my hand.



                                                ________________________________
                                                Notary Public
                                                My Commission Expires:



STATE OF NEBRASKA       )
                        ) ss:
COUNTY OF DOUGLAS       )


     On this the 29th day of December, 1998, before me, the undersigned officer, personally appeared Susan M. Hohman, who acknowledged himself/herself to be V.P. of AMERITRADE HOLDING CORPORATION, a Delaware corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained and acknowledged the same to be his/her free act and deed and as such officer, the free act and deed of said corporation.

     IN WITNESS WHEREOF, I hereunto set my hand.

   ------------------------------------
      GENERAL NOTARY STATE OF NEBRASKA
              JOAN F. KOST
        MY COMM. EXP. SEPT. 30, 1999       /s/ JOAN F. KOST
   ------------------------------------    --------------------------------
                                           Notary Public
                                           My Commission Expires: Sept. 30, 1999





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